Exhibit 99.2

Investor Presentation Acquisition of Thomas Properties Group, Inc. September 2013 PARKWAY Exhibit 99.2

PARKWAY Forward-Looking Statements Certain statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. There can be no assurance that actual future developments affecting the Company will be those anticipated by the Company. Examples of forward-looking statements include projected capital resources, projected profitability and portfolio performance, estimates of market rental rates, projected capital improvements, expected sources of financing, expectations as to the timing of closing of acquisitions, dispositions, or other transactions, the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations, including without limitation, the anticipated net operating income yield. We caution investors that any forward-looking statements presented in this presentation are based on management’s beliefs and assumptions made by, and information currently available to, management. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve risks and uncertainties (some of which are beyond the Company’s control) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: changes in the real estate industry and in performance of the financial markets; the demand for and market acceptance of our properties for rental purposes; the amount and growth of our expenses; tenant financial difficulties and general economic conditions, including interest rates, as well as economic conditions in those areas where we own properties; risks associated with joint venture partners; the risks associated with the ownership and development of real property; the failure to acquire or sell properties as and when anticipated; termination or non-renewal of property management contracts; the bankruptcy or insolvency of companies for which Parkway provides property management services or the sale of these properties; the outcome of claims and litigation involving or affecting the Company; the ability to satisfy conditions necessary to close pending transactions; our failure to maintain our status as real estate investment trust, or REIT; and other risks and uncertainties detailed from time to time in the Company’s SEC filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s business, financial condition, liquidity, cash flows and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statements speak only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Accordingly, investors should use caution in relying on past forward-looking statements, which were based on results and trends at the time they were made, to anticipate future results or trends. 2

PARKWAY Additional Information In connection with the proposed transaction, the Parkway Properties Inc. expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Parkway and Thomas Properties that also constitutes a prospectus of Parkway, which joint proxy statement will be mailed or otherwise disseminated to Parkway and Thomas Properties shareholders when it becomes available. Parkway and Thomas Properties also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Parkway and Thomas Properties with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the companies will be available free of charge on their websites at www.pky.com and www.tpgre.com or by contacting Investor Relations at the companies (for Parkway at (407) 650-0593 and for Thomas Properties at (213) 613-1900). Parkway and Thomas Properties and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Parkway’s executive officers and directors in Parkway’s definitive proxy statement filed with the SEC on April 4, 2013 in connection with its 2013 annual meeting of shareholders. You can find information about Thomas Properties’ executive officers and directors in Thomas Properties’ definitive proxy statement filed with the SEC on April 30, 2013 in connection with its 2013 annual meeting of shareholders. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Parkway or Thomas Properties using the sources indicated above. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 3

PARKWAY Table of Contents Situation / Transaction Overview 5 Asset & Market Overviews 19 Appendix 26 4

PARKWAY Situation / Transaction Overview Houston, TX Galleria Submarket Austin, TX Downtown CBD

PARKWAY Strategic Plan Overview Since the new management team was put in place in the fourth quarter of 2011, Parkway has executed on its strategic plan Strategic Objective Tactics Create long-term value for shareholders as the leading • New asset level ownership plans given new investment strategy owner of high-quality assets in higher growth submarkets • Customized leasing strategies by submarket in the Sunbelt • More judicious prioritization of capital expenditures • Focus on high-quality, differentiated assets Realize leasing and operational efficiencies and gain local • Achieve critical mass in target submarkets advantage • Maintain highly experienced local leadership Increase cash flow and unlock embedded value within • Efficiently exit non-core markets existing portfolio • Reinvest funds over time in quality assets in higher-growth submarkets • Pursue primarily wholly owned investments and select joint ventures when appropriate Maintain a conservative balance sheet with sufficient • Maintain between 5.5x to 6.5x net debt to EBITDA over long term flexibility for growth • Focus on debt composition and maintain quality unencumbered pool • Use credit facility as short-term financing source 6

PARKWAY Key Achievements New • New management team with proven value creation expertise and strong regional management platform took Management over in December 2011 Team / TPG • ~$275 million total equity investment by TPG, a leading global private investment firm, which holds a 34% Sponsorship ownership interest in the Company pre-transaction and 25% post-transaction Strategy & • Portfolio repositioning substantially completed and acquisition pipeline remains strong Portfolio • Exited majority of non-core assets and completed sale of Fund I portfolio Transformation • Purchased or under contract to purchase over $1.6 billion of high-quality assets since January 2011 • Substantial operational improvement throughout 2012 and through 2Q 2013 Enhanced – Occupancy increased over 475 basis points to 89.9% Operational – Average in-place rents increased from $22.65 to $24.13 per square foot Results – FAD / FFO ratio significantly improved – Announced over 1.0 million SF of leasing from April through July 2013 • Parkway has maintained a strong and conservative balance sheet as it has continued to grow • All leverage and coverage metrics have improved, and Parkway has raised $839 million of capital Fortified – Raised $594 million in private and public equity in 2012 and 2013 YTD Balance Sheet – Closed $125 million and $120 million unsecured term loans and Cash Flow • Amended its credit facility to extend term, increase the size of the accordion and lower fees • Reduced overall cost of capital by redeeming 8.0% preferred equity • Improved operating cash flow performance, which resulted in a 100% increase in dividend 7

8 PARKWAY Strategic Rationale for Transaction PKY’ s Stated Strategic Rationale is Consistent with and Exemplifies PKY’s Investment Strategy Stated Investment Strategy • Premier, Class A office properties with difficult to replicate locations and amenities Create Long-Term High Quality • Located in target submarkets of desirable, high-growth markets Value as the Portfolio • Core and core-plus properties with creditworthy and diverse tenant base Leading Owner of • Significant upside potential through lease-up due to in-place portfolio occupancy of 90% Quality Assets in Higher Growth • Early stages of recovery in the real estate cycle Submarkets in the Attractive • Core and core-plus investments with room for occupancy and rental rate growth Sunbelt Asset Pricing • Significant embedded rent growth via below-market rents • Pricing below replacement cost Increased • Increases PKY’s total portfolio square feet by approximately 39% Scale and • More than doubles the size and improves the quality of PKY’s Houston portfolio Market • Achieves PKY’s stated strategy of expanding into Austin Achieve Critical Dominance • Critical mass gained in targeted, high-growth submarkets Mass in Target Submarkets • Overlapping markets with strong regional leadership already in-place Limited • Significant potential cost savings with minimal increase to PKY’s existing G&A expense Integration Risk • No changes to PKY’s current management team Conservative • Leverage remains conservative post transaction with sufficient flexibility for growth Balance Sheet with Pro Forma • Projected Net Debt to EBITDA of 6.5x and Net Debt to TEV of 46.4% post transaction1 Flexibility for Balance Sheet • Expect portfolio to naturally de-lever as EBITDA increases from announced leasing Growth • Expect to continue to recycle certain PKY assets 8 1. Based on PKY closing stock price of $16.37 as of September 4, 2013.

PARKWAY Transaction Overview • Parkway Properties, Inc. (“PKY”) to acquire Thomas Properties Group, Inc. (NYSE:TPGI or “TPGI”) • 100% stock merger Transaction • Fixed exchange ratio Summary —0.3822 shares / units of PKY per TPGI common share / unit • Implied offer price of $6.26 per TPGI share —9.8% premium to TPGI closing price of $5.70 on September 4, 2013 • $381 million aggregate offer value to TPGI shareholders Transaction • $1.235 billion implied transaction value Value • $1.034 billion implied transaction value (pro forma for planned asset sales in conjunction with the closing of the transaction) • ~75% PKY shareholders Ownership • ~25% TPGI shareholders Board of • PKY’s Board of Directors will be expanded from 9 to 10 members Directors • James A. Thomas will be named Chairman of the Board of Directors of PKY Shareholder • Transaction will require majority approval by both PKY and TPGI shareholders Vote / Closing • Anticipated closing: December 2013 9

PARKWAY

Key Elements of the Transaction

TPGI / CalSTRS Joint Venture Liquidation	• TPGI / CalSTRS joint venture to be liquidated in advance of closing of transaction[1] – City National Plaza (Los Angeles) distributed to CalSTRS – San Felipe Plaza and CityWestPlace (Houston Assets) distributed to TPGI
Bridge Financing to TPGI	• PKY to provide up to $80 million bridge loan to TPGI – Used to fund portion of TPGI's $163 million equity contribution in connection with the TPGI / CalSTRS joint venture liquidation
Planned Sales of TPGI Assets	• One & Two Commerce Square (Philadelphia) and Four Points Centre (Austin)[2] expected to be sold to Brandywine Realty Trust (Brandywine) concurrently with the closing of the transaction • Three TPGI Northern Virginia properties under special servicer oversight expected to be sold prior to or shortly after closing

Key Steps

1. Bridge Financing	2. Joint Venture Liquidation	3. TPGI Acquisition	4. Asset Sales
• PKY provides up to $80 mm bridge loan to TPGI • Funded through PKY revolving credit facility	• TPGI funds equity contribution for the liquidation of the TPGI / CalSTRS JV • Houston Assets distributed to TPGI • City National Plaza distributed to CalSTRS	• PKY acquires TPGI • Anticipated timing: Dec. 2013	• **At or near closing:** • One & Two Commerce Square sold to Brandywine • Four Points Centre[2] sold to Brandywine • Northern VA properties sold or liquidated

1. *As announced on July 31, 2013. See slide 27 for more details related to the TPGI / CalSTRS joint venture liquidation.*
2. *Includes property and adjacent land parcel.*

10

PARKWAY

TPGI Operating Properties Pre and Post Transaction

Existing TPGI Properties

	Property	Location	Rentable Sq. Ft. (000's)[1]	Occupancy at 6/30/13[1]	TPGI Existing Ownership
1.	CityWestPlace	Houston	1,473	99%	25%
2.	San Felipe Plaza	Houston	980	87%	25%
3.	Frost Bank Tower	Austin	535	95%	33%
4.	One Congress Plaza	Austin	518	84%	33%
5.	One American Center	Austin	504	76%	33%
6.	300 West 6th Street	Austin	454	90%	33%
7.	San Jacinto Center	Austin	410	81%	33%
8.	One Commerce Square	Philadelphia	943	88%	75%
9.	Two Commerce Square	Philadelphia	953	87%	75%
10.	Four Points Centre	Austin	192	99%	100%
11.	City National Plaza	Los Angeles	2,496	88%	8%
12.	Fair Oaks Plaza	Northern VA	180	N/A	25%
13.	Reflections I	Northern VA	124	N/A	25%
14.	Reflections II	Northern VA	64	N/A	25%
Existing TPGI Properties			**9,827**	**89%**	

Properties Acquired by PKY

	Property	Rentable Sq. Ft. (000's)[1]	Occupancy at 6/30/13[1]	PKY Pro Forma Ownership
1.	**CityWestPlace**	**1,473**	**99%**	**100%**
2.	**San Felipe Plaza**	**980**	**87%**	**100%**
3.	**Frost Bank Tower**	**535**	**95%**	**33%**
4.	**One Congress Plaza**	**518**	**84%**	**33%**
5.	**One American Center**	**504**	**76%**	**33%**
6.	**300 West 6th Street**	**454**	**90%**	**33%**
7.	**San Jacinto Center**	**410**	**81%**	**33%**
	One Commerce Square	*Expected to be sold in conjunction with closing of transaction*		
	Two Commerce Square			
	Four Points Centre			
	City National Plaza	*Distributed to CalSTRS*		
	Fair Oaks Plaza	*Expected to be sold in the near term*		
	Reflections I			
	Reflections II			
Properties Acquired by PKY		**4,875**	**90%**	

☐ Denotes properties part of the TPGI / CalSTRS JV Liquidation

1. *Based on 100% ownership.*

11

Transaction Value / Economics

	Transaction Value Before Asset Sales [1]		Expected Asset Sales [3]	Transaction Value After Asset Sales
PKY Stock Price (as of 9/4/13)	**$16.37**			**$16.37**
Exchange Ratio	**0.3822x**			**0.3822x**
Offer Price per TPGI Share	**$6.26**			**$6.26**
Premium to TPGI Closing Price (on 9/4/2013)	***9.8%***			***9.8%***
TPGI Shares Outstanding	**60.9**			**60.9**
Offer Value	**$381**			**$381**
Assumed TPGI Debt	$731	2	($201)	$530
Bridge Loan for Houston Assets	75	2		75
Less: Cash & Cash Equivalents	(28)	2	(95)	(123)
Net Debt	**$777**			**$481**
TPGI Total Enterprise Value (TEV) at Offer Price	**$1,159**			**$863**
Add-Back: Cash & Cash Equivalents	28		95	123
Estimated Transaction Costs	48			48
Transaction Value	**$1,235**			**$1,034**
Value of Operating Real Estate				**$866**

Estimated 2014E FFO per Share Accretion	***$0.13 - $0.18***
Estimated Annual Recurring G&A Increase	***~$1.5 - 2.0 million***
Estimated 2014E Cash NOI Cap Rate	***6.0%***
Estimated 2014E GAAP NOI Cap Rate	***8.1%***

Note: $ in millions, except per share amounts.
1. *Pro forma for the three Northern Virginia properties under special servicer oversight that are expected to be sold prior to or shortly after closing.*
2. *Pro forma for TPGI's planned liquidation of TPGI / CalSTRS joint venture, announced on July 31, 2013.*
3. *Adjustments for the planned sale of One Commerce Square and Two Commerce Square (Philadelphia, PA) and Four Points Centre (property and land parcel in Austin, TX) concurrent with the transaction.*

12

PARKWAY Transaction Financing: Sources & Uses Sources Uses $ in millions% of Total $ in millions% of Total PKY Shares Issued to TPGI Shareholders $381 37% Stock Consideration to TPGI Shareholders $381 37% Assumed TPGI Debt 1 530 51% Assumed TPGI Debt 1 530 51% Net Proceeds from Planned Asset Sales 2 95 9% Bridge Loan 3 75 7% TPGI Cash & Cash Equivalents 28 3% Estimated Transaction Costs 48 5% Total Sources $1,034 100% Total Uses $1,034 100% Note: $ in millions, except per share amounts. 1. Estimated TPGI debt outstanding at December 31, 2013, shown at TPGI’s pro rata share of ownership. 2. Expected net proceeds from the sale of One Commerce Square, Two Commerce Square and Four Points Centre (property and land) in connection with the anticipated closing of this transaction. 3. Bridge financing provided by PKY to TPGI to fund a portion of TPGI’s required equity contribution in connection with the announced liquidation of the TPGI / CalSTRS joint venture. 13

PARKWAY

Pro Forma PKY Capitalization

PKY Capitalization

$ in millions, except per share amounts	PKY[1]	TPGI Acquisition: Acquisition	TPGI Acquisition: Incremental Financing	PKY Post TPGI Acquisition	Asset Sales[4]	New PKY
PKY Stock Price (as of 9/4/13)	**$16.37**	**$16.37**		**$16.37**		**$16.37**
Shares Outstanding	69.7	23.3		93.0		93.0
Equity Market Capitalization	**$1,140.5**	**$381.3**		**$1,521.8**		**$1,521.8**
Debt[2]						
Secured Debt - Wholly Owned	$452.6	$344.3		$797.0	($200.8)	$596.1
Secured Debt - Consolidated Joint Venture	88.1	177.6		265.7		265.7
Unsecured Term Loans	245.0			245.0		245.0
Revolving Credit Facility	17.5		95.1	112.6	(95.1)	17.5
Draw to Fund Bridge Loan to TPGI[3]		75.0	(75.0)	0.0		0.0
Share of Unconsolidated Joint Venture Debt	0.0	208.7		208.7		208.7
Total Debt	**$803.3**	**$805.5**	**$20.1**	**$1,628.9**		**$1,333.0**
- Cash & Cash Equivalents	(16.2)	(28.2)	28.2	(16.2)		(16.2)
Net Debt	**$787.0**			**$1,612.7**		**$1,316.7**
TEV	**$1,927.5**			**$3,134.5**		**$2,838.5**
Net Debt / TEV	***40.8%***			***51.4%***		***46.4%***
Net Debt / EBITDA	**6.1x**			**7.1x**		**6.5x**

Bridge Loan to TPGI	$75.0
Estimated Transaction Costs	48.3
Total Potential Line of Credit Draw	**$123.3**
Less: Net Proceeds from Asset Sales	(95.1)
Less: TPGI Cash & Equivalents	(28.2)
Net Line of Credit Draw	**$0.0**

1. *Pro forma for acquisition / disposition activity announced after June 30, 2013.*
2. *PKY debt is shown at share and as of June 30, 2013. TPGI debt is based on estimated debt balance at December 31, 2013.*
3. *Bridge financing funded through PKY's revolving credit facility to partially fund TPGI's equity contribution in connection with TPGI / CalSTRS joint venture liquidation.*
4. *Adjustments for the planned sale of Commerce Square (Philadelphia, PA) and Four Points Centre (property and land parcel in Austin, TX) concurrent with the transaction.*

14

PARKWAY Debt Maturity Schedule PKY (As of 6/30/13) 1 Total Debt (At Share): $803mm $500 $400 $300 $200 $100 2013 2014 2015 2016 2017 2018 2019 Thereafter $15 $137 $203 $28 $125 $18 $33 $151 $31 $120 $96 $27 $69 $201 $3 $198 PRO FORMA PKY 2 Total Debt (At Share): $1,333mm $500 $400 $300 $200 $100 2013 2014 2015 2016 2017 2018 2019 Thereafter $15 $255 $255 $412 $236 $125 $18 $33 $261 $31 $120 $110 $96 $27 $69 $294 $3 $291 Secured (Wholly Owned) Revolving Credit Facility Term Loan Secured (JV) Note: $ in millions. 1. Pro forma for announced sales of Waterstone, Meridian, and Bank of America Plaza and for the pending acquisition of Lincoln Place. 2. Includes 100% of debt on San Felipe Plaza and CityWestPlace (Houston, TX assets) and debt related to TPGI / CalSTRS Austin joint venture assets. 15

PARKWAY Increased Exposure to Desirable Markets and CBD / Infill Locations PKY 1 Memphis Jackson 3% 3% Philadelphia 2% Orlando 4% South Florida 4% Phoenix 13% 10% Tampa 9% Atlanta 13% Charlotte Houston 18% 21% TPGI 2 Austin 25% Houston 75% PRO FORMA PKY Memphis Jackson Philadelphia2% 2% 1% Phoenix 7% Atlanta Houston 10% 34% Charlotte 14% Austin 6% South Florida Tampa Jacksonville 3% 7% 10% Orlando 3% Note: Based on sq. ft. (at pro rata share of PKY, TPGI and the combined company). 1. Pro forma for announced sale of three properties for $53 million (Waterstone, Meridian, and Bank of America Plaza) and for pending acquisition of Lincoln Place for $66 million. 2. Only reflects properties to be retained by combined company. 16

PARKWAY

Broader and More Diversified Tenant Base

PKY	
Tenant	% of Total Sq. Ft. (2)
1. Bank of America	6.8%
2. Raymond James & Associates	2.7%
3. Nabors Industries	2.3%
4. US Airways	2.3%
5. Blue Cross Blue Shield	2.1%
6. JPMorgan Chase Bank	2.0%
7. Hearst Communications	1.9%
8. K & L Gates	1.6%
9. Schlumberger	1.6%
10. NASCAR Media Group	1.5%
11. Chiquita Brands	1.4%
12. Honeywell	1.4%
13. Forman Perry Watkins	1.3%
14. General Services Administration	1.3%
15. Southwestern Energy	1.2%
PKY Top 15 Tenants	**31.6%**

+

TPGI (1)	
Tenant	% of Total Sq. Ft. (2)
1. BMC Software	23.4%
2. Halliburton	18.2%
3. ENSCO	8.5%
4. Statoil	6.2%
5. Ion Geophysical	4.7%
6. Houston Series of Lockton Cos	3.4%
7. Aker Solutions	3.1%
8. Raymond James & Associates	3.1%
9. Petrobras	2.5%
10. Alliant Insurance Services	1.8%
11. The Hanover Company	1.7%
12. Pannell Kerr Forster of Texas, P.C.	1.6%
13. Wood Mackenzie, Inc.	1.4%
14. Hoover Slovacek, L.L.P.	1.3%
15. Brown McCarroll	1.2%
TPGI Top 15 Tenants (1)	**82.2%**

=

PRO FORMA PKY	
Tenant	% of Total Sq. Ft. (2)
1. Bank of America	5.5%
2. BMC Software	4.7%
3. Halliburton	3.7%
4. Raymond James & Associates	2.8%
5. Nabors Industries	1.9%
6. US Airways	1.9%
7. ENSCO	1.7%
8. Blue Cross Blue Shield	1.7%
9. JPMorgan Chase Bank	1.6%
10. Hearst Communications	1.5%
11. K & L Gates	1.3%
12. Schlumberger	1.3%
13. Statoil	1.2%
14. NASCAR Media Group	1.2%
15. Chiquita Brands	1.1%
Pro Forma Top 15 Tenants	**33.0%**

Note: Shaded rows represent new PKY tenants.

1. *Excludes One Commerce Square and Two Commerce Square (Philadelphia), Four Points Centre (Austin), and City National Plaza (Los Angeles) per TPGI / CalSTRS liquidation and transaction with Brandywine.*
2. *Based on pro rata share of PKY, TPGI and the combined company square feet.*

17

PARKWAY Potential Value Creation TPGI Acquisition Total Square Footage (At 100% / At Share) 4.9 million / 3.3 million Implied Value of Operating Real Estate $866 million Price per Square Foot $266 Occupancy 1 90% Estimated 2014E Cash NOI Cap Rate 6.0% Estimated 2014E GAAP NOI Cap Rate 8.1% Houston San Felipe Plaza CityWestPlace Square Footage (At 100% / At Share) 1.0 million / 1.0 million 1.5 million / 1.5 million Price per Square Foot $246 $250 Occupancy1 87% 99% In-Place Rents per Square Foot $20.94 PSF $20.20 PSF Blended Market / Asking Rates2 $25.00 PSF $29.00 PSF Above / (Below) Market(16%)(30%) Austin Total Portfolio Square Footage (At 100% / At Share) 2.4 million / 0.8 million Price per Square Foot $313 Occupancy1 85% In-Place Rents $22.14 PSF Blended Market / Asking Rates2 $28.58 PSF Above / (Below) Market(23%) Note: Amounts shown are based on PKY’s pro forma pro rata share unless otherwise noted. 1. Based on 100% ownership and as of 6/30/13. 2. Based on triple net rates for available spaces in the respective properties as of 9/2/2013, per CoStar Group. 18

PARKWAY Asset & Market Overviews

PARKWAY High-Quality Office Properties in Desirable Markets TPGI Assets To Be Acquired by PKY Frost Bank Tower One Congress Plaza One American Center San Jacinto Center Austin, TX Austin, TX Austin, TX Austin, TX 300 West 6th Street San Felipe Plaza CityWestPlace Austin, TX Houston, TX Houston, TX 20

PARKWAY Houston Market Houston Office Statistics • First major metro area in the U.S. to regain all jobs lost during the recession (290,000 since Dec. 2009) • Overall Class A office vacancy of 6.9% • YTD net absorption in excess of 1.6 million SF • Galleria submarket Class A vacancy of 7.3% • Significant rental rate momentum. Class A rate growth year-over-year exceeds 12% • Westchase submarket Class A vacancy of 2.5% • Vacancy compression of 760 bps since 1Q12 • CityWestPlace represents ~25% of the Class A office inventory in the submarket • PKY is a significant owner / operator of Class A office space in its targeted submarkets in Houston Sources: BLS.gov and CBRE. CBRE Galleria submarket data is for combined Galleria/West Loop submarket. All data as of 2Q13 unless otherwise noted. Galleria – Class A Avg. Rental Rate Vacancy 11.8% $33.29 $33.02 $33.30 10.9% $35.00 9.2% $31.14 7.6% $30.80 8.2% 7.3% Westchase – Class A Avg. Rental Rate Vacancy 10.3% $33.53 $31.19 $31.94 $32.07 $29.39 5.8% 4.1% 2.8% 2.5% 3.2% 2012 1Q 2012 2Q 2012 3Q 2012 4Q 2013 1Q 2013 2Q 21

Houston Portfolio

PARKWAY

San Felipe Plaza

- 46-story, Class A office tower located in the Galleria submarket of Houston
- Second tallest building outside of the CBD
- LEED EB Gold certified
- Well located with surrounding high-end residential and Galleria amenities

CityWestPlace

- Four building, Class A corporate campus located in the Westchase submarket of Houston
- Numerous attractive amenities including three cafes, two fitness centers and basketball courts on campus
- The campus was constructed for BMC Software in 1998
- Assets currently operate as a unique multi-tenant corporate campus environment


San Felipe Plaza


San Felipe Plaza


San Felipe Plaza


CityWestPlace 1
305,828 SF


CityWestPlace 2
443,551 SF


CityWestPlace 3
205,348 SF


CityWestPlace 4
518,293 SF

22

PARKWAY

Houston Portfolio (cont'd)

Investment Highlights

- Premier, Class A office properties with distinctive designs and features
- Located in desirable, high-growth Galleria and Westchase submarkets
- Value-add potential:
  - Lease-up of San Felipe Plaza vacant space
  - Embedded growth opportunity with in-place rents lower than market rents at both properties
- Leased to a diverse array of high-quality tenants
- Immediately upgrades the quality of PKY's Houston portfolio
- Houston office demand continues to grow at a rapid pace, absorbing over 1.5mm SF YTD
- Assets will be wholly-owned by PKY at closing


San Felipe Plaza


CityWestPlace

	San Felipe Plaza	CityWestPlace
Market	Houston	Houston
Submarket	Galleria	Westchase
RSF	980,472	1,473,020
Year Built (Renovated)	1984 (1996)	1998-2001
Occupancy (6/30/2013)	86.5%	99.0%
Pro Forma Ownership	100.0%	100.0%

23

PARKWAY Austin Market Austin Office Statistics • Austin MSA has been one of the fastest growing regions in the United States • Job growth of 3.9% year-over-year • Population expected to reach 2.1mm by 2017 • Overall Austin had strong rental rate growth over the past year due to limited new supply and increasing demand • YTD net absorption of 464,000 SF • CBD average Class A rental rates have grown 9% year-over-year • Downtown office demand driven by growing technology hub, expanding government sector and increased residential expansion Source: CBRE and Rosen Consulting Group. CBD – Class A Avg. Rental Rate Vacancy $40.50 14.3% 13.1% 13.0% $38.87 12.0% 11.9% $38.41 $38.66 11.4% $38.18 2012 1Q 2012 2Q 2012 3Q 2012 4Q 2013 1Q 2013 2Q Frost Bank Tower San Jacinto Tower San Jacinto Tower One American Center 24

PARKWAY Austin Portfolio Frost Bank San Jacinto One Congress One American Tower 300 West 6th Street Center Plaza Center Submarket CBD CBD CBD CBD CBD RSF 535,078 454,225 410,248 518,385 503,951 Year Built (Renovated) 2003 2001 1987 1987 1984 (1992) Occupancy (6/30/2013) 94.8% 89.9% 81.2% 83.5% 75.9% Pro Forma Ownership1 33.3% 33.3% 33.3% 33.3% 33.3% • Five Class A, Trophy assets comprising 2.4mm RSF • Portfolio overall occupancy of 85% provides • Represents ~40% of Class A office inventory significant upside potential through lease-up in CBD2 • Anchored by a diverse, stable tenant base including • Centrally located in thriving downtown Austin CBD legal, financial services, insurance firms and technology companies such as Facebook • Positive embedded growth opportunities with in- place rents lower than market rents • Achieves PKY’s stated strategy of expanding into Austin market with portfolio of high-quality assets • All five assets are LEED EB Gold certified 1. Owned as part of the TPGI / CalSTRS Austin joint venture. 2. Source: CBRE. 25

PARKWAY Appendix

PARKWAY TPGI / CalSTRS Joint Venture Liquidation TPGI Net Equity Contribution $865mm $41mm $474mm $351mm Purchase of CalSTRS Equity in San Felipe Plaza and CityWestPlace: ~$205 million Less: TPGI’s Equity in City National Plaza: ~$41 million Less: Trans. Fees of ~$1mm Equals ~$163 million $596mm $68mm $205mm $323mm City National Plaza (Los Angeles) San Felipe Plaza and CityWestPlace (Houston) Debt CalSTRS Equity TPGI Equity 27

PARKWAY Austin CBD Map 300 West 6th St One Congress Plaza One American Center Frost Bank Tower San Jacinto Center 28

PARKWAY Houston Map CityWest Place San Felipe Plaza Westchase Galleria Houston 29

PARKWAY Parkway Properties, Inc. 390 North Orange Avenue Suite 2400 Orlando, FL 32801 (407) 650-0593 www.pky.com